UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
March 12, 2012

COVENTRY HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6720-B Rockledge Drive, Suite 700, Bethesda, Maryland 20817
(Address of principal executive offices) (Zip Code)

(301) 581-0600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01 – Other Events

On March 12, 2012, Coventry Health Care, Inc. (the “Company”) issued a press release announcing that its Board of Directors approved the initiation of a quarterly cash dividend to its shareholders.  An initial quarterly cash dividend of $0.125 per common share will be paid on April 9, 2012 to all shareholders of record as of the close of business on March 23, 2012.  Future declarations of quarterly dividends will be subject to the approval of the Company’s Board of Directors.  A copy of the press release is furnished herewith as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 – Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Coventry Health Care, Inc.’s press release dated March 12, 2012, announcing the initiation of a quarterly cash dividend.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By:	/s/ John J. Ruhlmann
Name:	John J. Ruhlmann
Title:	Senior Vice President and Corporate Controller
Dated:	March 12, 2012

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Coventry Health Care, Inc.’s press release dated March 12, 2012, announcing the initiation of a quarterly cash dividend.